Summary Prospectus Supplement	September 25, 2019

All Putnam retail open-end funds, except for Putnam Diversified Income
Trust, Putnam Dynamic Asset Allocation Equity Fund, George Putnam
Balanced Fund, Putnam Global Income Trust, Putnam High Yield Fund,
Putnam Income Fund, Putnam Mortgage Opportunities Fund, Putnam
Mortgage Securities Fund and Putnam Short Term Investment Fund

Effective November 25, 2019 (the “Effective Date”), class M shares of each fund will no longer be available for purchase. Class M shares of each fund acquired prior to the Effective Date will convert automatically to class A shares on the Effective Date.

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